UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 08, 2024

Mister Car Wash, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40542	47-1393909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 E. 5th Street
Tucson, Arizona		85705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (520) 615-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MCW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2024, the Board of Directors ("the Board") of Mister Car Wash, Inc. (the "Company") appointed Atif Rafiq to serve as a director of the Board and as a member of the Board's Nominating and Corporate Governance Committee. Mr. Rafiq will serve for a term expiring at the Company's 2024 annual meeting of stockholders and will stand for election at the same annual meeting. Mr. Rafiq's compensation will be consistent with the Company's non-employee director compensation policy, described in the Company's most recent proxy statement filed with the Securities and Exchange Commission on April 12, 2023, under the heading "2022 Director Compensation." There are no arrangements or understandings between Mr. Rafiq and any other persons pursuant to which he was elected as a director, and there are no family relationships between Mr. Rafiq and any director or other executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

On February 8, 2024, the Company issued a press release announcing Mr. Rafiq’s appointment. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Mister Car Wash, Inc., dated February 9, 2024

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mister Car Wash, Inc.

Date:	February 9, 2024	By:	/s/ Markus Hartmann
Markus Hartmann General Counsel